Exhibit 99.1

Fulgent Reports Second Quarter 2026 Financial Results

•
Revenue of $85.4 million, growing 20.1% sequentially
•
GAAP gross profit of $25.7 million, or GAAP gross margin of 30.1%; Non-GAAP gross profit of $26.8 million, or Non-GAAP gross margin of 31.3%
•
GAAP loss of $29.5 million, or $(1.05) per share; Non-GAAP loss of $16.2 million, or $(0.58) per share
•
Executed on stock repurchase program; purchased approximately 1.5 million shares in the second quarter of 2026 totaling $23.8 million in cash
•
Ended the second quarter of 2026 with $551.5 million of cash, cash equivalents, restricted cash, and investments in marketable securities, excluding an anticipated tax refund of approximately $106.1 million
•
Revised annual revenue guidance to be in the range of $330.0-$340.0 million

EL MONTE, CA, July 30, 2026 — Fulgent Genetics, Inc. (NASDAQ: FLGT) (“Fulgent,” or the “Company”), a technology-based company with a well-established laboratory services business and a therapeutic development business, today announced financial results for its second quarter ended June 30, 2026.

Second Quarter 2026 Results:

•
Revenue of $85.4 million
•
GAAP loss of $29.5 million, or $(1.05) per share
•
Non-GAAP loss of $16.2 million, or $(0.58) per share
•
Adjusted EBITDA loss of $17.1 million

Non-GAAP income (loss), non-GAAP income (loss) per share, adjusted EBITDA income (loss), non-GAAP gross profit and margin, and non-GAAP operating income (loss) and margin, are described below under “Note Regarding Non-GAAP Financial Measures” and are reconciled to the most directly comparable GAAP financial measure, GAAP income (loss), GAAP gross profit and margin, and GAAP operating income (loss) and margin, in the accompanying tables.

Ming Hsieh, Chairman of the Board of Directors and Chief Executive Officer, said, “In the second quarter, we had the honor of presenting the encouraging findings from Phase 2 data for FID-007 at the 2026 American Society of Clinical Oncology (ASCO) meeting, and we are encouraged by our clinical trial progress for both FID-007 and FID-022. We continue to execute on our strategic initiatives in our laboratory services business as we expand our AI portfolio and integrate digital pathology and are seeing a real impact from our AI tools with improved efficiency and quality.”

Paul Kim, Chief Financial Officer, said, “We are revising our revenue guidance for the year as a result of processing delays impacting our collection rate related to the final phase of the transition of our revenue cycle management and billing system. We are working to remedy the issue and remain confident in the fundamental strength of our business.”

Outlook:

For the full year 2026, Fulgent now expects:

•
Revenue to be in the range of $330.0-$340.0 million
•
Non-GAAP loss of approximately $63.0-$67.0 million
•
Non-GAAP loss of approximately $2.22-$2.35 per share, which includes the impact of a reduction of 4.1 million shares used for the stock repurchase program, year to date as of June 30, 2026
•
Cash, cash equivalents, restricted cash, and investments in marketable securities of approximately $610.0 million, which includes $63.9 million cash used for the stock repurchase program, year to date as of June 30, 2026*

*Cash expenditures may be higher or lower than currently estimated due to a variety of factors and circumstances, including as a result of the Company’s ongoing stock repurchase program, or other expenditures outside the ordinary course of business, including M&A. This number further assumes receipt of approximately $106.1 million in tax refunds prior to December 31, 2026, which have been delayed as a result of constrained resources at the IRS; and assumes capital purchases of $12 million, no further repurchases under the stock repurchase program, and spend on the therapeutic development business of $26 million. The timing and amount of any future repurchases pursuant to the stock repurchase program will depend on a variety of factors, including the market price of Fulgent’s common stock, general market and economic conditions and other factors Fulgent’s board of directors may deem relevant.

Conference Call Information

Fulgent will host a conference call for the investment community today at 4:30 PM ET (1:30 PM PT) to discuss its second quarter 2026 results. The call may be accessed through a live audio webcast in the Investor Relations section of the Company’s website, http://ir.fulgentgenetics.com. An audio replay will be available at the same location.

Note Regarding Non-GAAP Financial Measures

Certain information set forth in this press release and/or to be discussed on the Company’s earnings call, including non-GAAP income (loss), non-GAAP income (loss) per share, adjusted EBITDA income (loss), non-GAAP gross profit and margin, and non-GAAP operating income (loss) and margin, are non-GAAP financial measures. Fulgent believes this information is useful to investors because it provides a basis for measuring the performance of the Company’s business, excluding certain income or expense items that management believes are not directly attributable to the Company’s operating results. Fulgent defines non-GAAP income (loss) as net income (loss) calculated in accordance with accounting principles generally accepted in the United States of America, or GAAP, plus amortization of intangible assets, plus impairment loss, plus equity-based compensation expenses, plus acquisition-related costs, which include one-time banker fee, legal, valuation, due diligence, and closing costs, plus acquisition-related severance, plus or minus the non-GAAP tax effect, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. The non-GAAP tax effect was calculated by excluding from the GAAP provision the impact of the amortization of intangible assets, impairment loss, equity-based compensation expenses, acquisition-related costs, and acquisition-related severance. Fulgent defines adjusted EBITDA income (loss) as GAAP income (loss) plus or minus interest (expense) income, plus or minus provisions (benefits) for income taxes, plus depreciation and amortization, plus equity-based compensation expenses, plus insurance expense related to transferable tax credit, plus impairment loss, plus acquisition-related costs, plus acquisition-related severance, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. Fulgent defines non-GAAP gross profit as gross profit calculated in accordance with GAAP plus equity-based compensation included in cost of revenue as shown in the table below. Fulgent defines non-GAAP gross margin by taking non-GAAP gross profit and dividing it by GAAP revenue. Fulgent defines non-GAAP operating profit (loss) by taking GAAP operating profit (loss) and adding equity-based compensation expense, amortization of intangible assets, impairment of intangible assets, acquisition-related costs, and acquisition-related severance. Non-GAAP operating margin is calculated by taking non-GAAP operating profit (loss) and dividing it by GAAP revenue. Fulgent may continue to incur expenses similar to the items added to or subtracted from the GAAP financial measures, and, accordingly, the exclusion of these items in the presentation of these non-GAAP financial measures should not be construed as an implication that these items are unusual, infrequent or non-recurring. Management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measure in evaluating the Company’s operating performance and for internal planning and budgeting. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in conformity with GAAP, and non-GAAP financial measures as reported by Fulgent may not be comparable to similarly titled metrics reported by other companies. The Company does not provide reconciliations of forward-looking non-GAAP measures to the most directly comparable GAAP measures because the information necessary to calculate such reconciliations is unavailable on a forward-looking basis without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amounts of items that would be included in the GAAP measures, including, but not limited to, equity-based compensation, tax effects, acquisition-related items, and potential impairments, any of which could be material. The Company is also unable to predict the probable significance of such items.

About Fulgent

Fulgent is a technology-based company with a well-established laboratory services business and a therapeutic development business. Fulgent’s laboratory services business includes technical laboratory and testing services and professional interpretation of laboratory results by licensed physicians. Fulgent’s therapeutic development business is focused on developing drug candidates for treating a broad range of cancers using a novel nanoencapsulation and targeted therapy platform designed to improve the therapeutic window and pharmacokinetic profile of new and existing cancer drugs. The Company aims to transform from a diagnostic business into a fully integrated precision medicine company.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward‑looking statements are often identified by words such as “anticipate”, “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,” “project,” “should,” “target,” “will,” and similar expressions. Examples of forward-looking statements in this press release include statements about, among other things: future performance; guidance, including guidance regarding expected quarterly and annual financial results, revenue, GAAP loss, non-GAAP loss and related per share figures, and cash, cash equivalents, restricted cash, and investments in marketable securities; potential improvements in margins; evaluations and judgments regarding the strength of the Company’s business; the potential benefits of the continued integration of AI into the Company’s laboratory business and expansion of the Company’s AI portfolio; any references (express or implied) to the potential benefits of the StrataDx and Bako Diagnostics acquisitions, including any potential or expected revenue and whether the revenue will offset loss of other revenues; the Company’s ability to remediate operational issues relating to the transition of its billing and revenue cycle management systems; the Company’s continued and future research and development efforts, including any implications that the results of earlier clinical trials will be representative or consistent with later clinical trials; and the Company’s identification and evaluation of opportunities and its ability to capitalize on opportunities, capture market share, or expand its presence in certain markets; and the Company’s ability to continue to grow its business.

Forward-looking statements are statements other than historical facts and relate to future events or circumstances or the Company’s future performance, and they are based on management’s current assumptions, expectations, and beliefs concerning future developments and their potential effect on the Company’s business. These forward-looking statements are subject to a number of risks and uncertainties, which may cause the forward-looking events and circumstances described in this press release to not occur, and actual results to differ materially and adversely from those described in or implied by the forward-looking statements. These risks and uncertainties include, among others, risks regarding: the market potential for, and the rate and degree of market adoption of, the Company’s tests; its ability to maintain turnaround times and otherwise keep pace with rapidly changing technology; the Company’s ability to maintain the low internal costs of its business model; the Company’s ability to maintain an acceptable margin; risks related to volatility in the Company’s results, which can fluctuate significantly from period to period; risks associated with the composition of the Company’s customer base, which can fluctuate from period to period and can be comprised of a small number of customers that account for a significant portion of the Company’s revenue; dependence on a limited number of customers, including risks that any such customer may further reduce, delay, or internalize testing volumes; risks related to the Company's acquisitions, including Bako and StrataDx, such as integration challenges, costs, and the Company's ability to realize expected benefits on anticipated timelines; the Company’s level of success in obtaining coverage and adequate reimbursement and collectability levels from third-party payors for its tests and testing services, including its ability to manage and to remediate billing software implementation issues and claims processing delays; the Company’s level of success in establishing and obtaining the intended benefits from partnerships, strategic investments, joint ventures, acquisitions, or other relationships; the success of the Company’s development efforts, including the Company’s ability to progress its candidates through clinical trials on the timelines expected; the Company’s compliance with the various evolving and complex laws and regulations applicable to its business and its industry; the Company’s ability to obtain expected tax refunds on the timelines expected; and the Company’s ability to protect its proprietary technology and intellectual property. As a result of these risks and uncertainties, forward-looking statements should not be relied on or viewed as predictions of future events.

The forward-looking statements made in this press release speak only as of the date of this press release, and the Company assumes no obligation to update publicly any such forward-looking statements to reflect actual results or to changes in expectations, except as otherwise required by law.

The Company’s reports filed with the U.S. Securities and Exchange Commission, or the SEC, including its annual report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 27, 2026, its quarterly report on Form 10-Q for the fiscal year ended March 31, 2026, filed with the SEC on May 1, 2026, and the other reports it files from time to time, including subsequently filed annual, quarterly and current reports, are made available on the Company’s website and on the SEC's website at www.sec.gov upon their filing with the SEC. These reports contain more information about the Company, its business and the risks affecting its business, as well as its results of operations for the periods covered by the financial results included in this press release.

Investor Relations Contact:

The Blueshirt Group

Lauren Sloane, lauren@blueshirtgroup.com

FULGENT GENETICS, INC.
Condensed Consolidated Balance Sheet Data
June 30, 2026, and December 31, 2025
(in thousands)

	June 30, 2026	December 31, 2025
ASSETS:
Cash and cash equivalents	$26,305	$50,193
Investments in marketable securities	525,043	655,153
Accounts receivable, net	64,938	84,762
Property, plant, and equipment, net	113,068	112,549
Other assets	359,869	310,868
Total assets	$1,089,223	$1,213,525
LIABILITIES & EQUITY:
Accounts payable, accrued liabilities and other liabilities	$93,237	$106,810
Total stockholders’ equity	995,986	1,106,715
Total liabilities & equity	$1,089,223	$1,213,525

FULGENT GENETICS, INC.
Condensed Consolidated Statement of Operations Data
Three and Six Months Ended June 30, 2026, and 2025
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue	$85,389	$81,803	$156,527	$155,266
Cost of revenue (1)	59,710	47,368	109,358	92,485
Gross profit	25,679	34,435	47,169	62,781
Operating expenses
Research and development (1)	14,554	13,480	28,730	25,875
Selling and marketing (1)	15,228	12,286	27,449	20,751
General and administrative (1)	27,195	26,392	54,879	51,683
Amortization of intangible assets	2,603	1,990	4,634	3,980
Impairment of intangible assets	2,172	—	2,172	—
Total operating expenses	61,752	54,148	117,864	102,289
Operating loss	(36,073)	(19,713)	(70,695)	(39,508)
Interest income	6,404	8,091	15,055	16,109
Interest expense	(59)	(17)	(76)	(31)
Impairment of equity securities	—	(9,926)	—	(9,926)
Other income, net	38	46	48	114
Total other income (expense), net	6,383	(1,806)	15,027	6,266
Loss before income taxes	(29,690)	(21,519)	(55,668)	(33,242)
Provision for (benefit from) income taxes	29	(2,263)	(675)	(2,087)
Net loss from consolidated operations	(29,719)	(19,256)	(54,993)	(31,155)
Net loss attributable to noncontrolling interests	189	299	637	668
Net loss attributable to Fulgent	$(29,530)	$(18,957)	$(54,356)	$(30,487)

Net loss per common share attributable to Fulgent:
Basic	$(1.05)	$(0.62)	$(1.85)	$(0.99)
Diluted	$(1.05)	$(0.62)	$(1.85)	$(0.99)
Weighted-average common shares:
Basic	28,005	30,544	29,435	30,687
Diluted	28,005	30,544	29,435	30,687

(1) Equity-based compensation expense was allocated as follows:
Cost of revenue	$1,085	$1,737	$2,546	$3,517
Research and development	3,136	3,339	6,673	6,813
Selling and marketing	565	711	1,210	1,601
General and administrative	3,838	4,252	8,085	8,658
Total equity-based compensation expense	$8,624	$10,039	$18,514	$20,589

FULGENT GENETICS, INC.
Non-GAAP Income (Loss) Reconciliation
Three and Six Months Ended June 30, 2026, and 2025
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net loss attributable to Fulgent	$(29,530)	$(18,957)	$(54,356)	$(30,487)
Amortization of intangible assets	2,603	1,990	4,634	3,980
Impairment loss (1)	2,172	9,926	2,172	9,926
Equity-based compensation expense	8,624	10,039	18,514	20,589
Acquisition-related costs (2)	17	—	2,649	—
Acquisition-related severance (3)	251	—	647	—
Non-GAAP tax effect	(303)	(919)	(1,403)	(763)
Non-GAAP (loss) income attributable to Fulgent	$(16,166)	$2,079	$(27,143)	$3,245

Net loss per common share attributable to Fulgent:
Basic	$(1.05)	$(0.62)	$(1.85)	$(0.99)
Diluted	$(1.05)	$(0.62)	$(1.85)	$(0.99)

Non-GAAP (loss) income per common share attributable to Fulgent:
Basic	$(0.58)	$0.07	$(0.92)	$0.11
Diluted	$(0.58)	$0.07	$(0.92)	$0.11

Weighted average common shares:
Basic	28,005	30,544	29,435	30,687
Diluted	28,005	30,724	29,435	30,797

(1) Consists of non-cash charges related to (i) a 2026 impairment of an intangible asset previously acquired through a business combination and (ii) a 2025 impairment of a prior investment.

(2) Consists of acquisition-related costs related to the acquisition of Bako and StrataDx for the three and six months ended June 30, 2026.

(3) Consists of one-time severance payment to the former CEO & CFO of Bako and StrataDx.

FULGENT GENETICS, INC.
Non-GAAP Adjusted EBITDA Reconciliation
Three and Six Months Ended June 30, 2026, and 2025
(in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net loss attributable to Fulgent	$(29,530)	$(18,957)	$(54,356)	$(30,487)
Interest income, net	(6,345)	(8,074)	(14,979)	(16,078)
Provision for (benefit from) income taxes	29	(2,263)	(675)	(2,087)
Depreciation and amortization	7,676	6,054	13,676	11,973
Equity-based compensation expense	8,624	10,039	18,514	20,589
Insurance expense related to transferable tax credits	—	283	—	283
Impairment loss	2,172	9,926	2,172	9,926
Acquisition-related costs	17	—	2,649	—
Acquisition-related severance	251	—	647	—
Adjusted EBITDA	$(17,106)	$(2,992)	$(32,352)	$(5,881)

FULGENT GENETICS, INC.
Non-GAAP Operating Margin
Three and Six Months Ended June 30, 2026, and 2025
(in thousands, except percentages)
	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue	$85,389	$81,803	$156,527	$155,266
Cost of revenue	59,710	47,368	109,358	92,485
Gross profit	25,679	34,435	47,169	62,781
Gross margin	30.1%	42.1%	30.1%	40.4%

Equity-based compensation included in cost of revenue	1,085	1,737	2,546	3,517
Non-GAAP gross profit	26,764	36,172	49,715	66,298
Non-GAAP gross margin	31.3%	44.2%	31.8%	42.7%

Operating expenses	61,752	54,148	117,864	102,289
Equity-based compensation included in operating expenses	7,539	8,302	15,968	17,072
Amortization of intangible assets	2,603	1,990	4,634	3,980
Impairment of intangible assets	2,172	—	2,172	—
Acquisition-related costs	17	—	2,649	—
Acquisition-related severance	251	—	647	—
Non-GAAP operating expenses	49,170	43,856	91,794	81,237
Non-GAAP operating loss	$(22,406)	$(7,684)	$(42,079)	$(14,939)
Non-GAAP operating margin	-26.2%	-9.4%	-26.9%	-9.6%